UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2025

ENZO BIOCHEM, INC.

(Exact name of registrant as specified in its charter)

New York	001-09974	13-2866202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Executive Blvd.

Farmingdale, New York 11735

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (631) 755-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ENZ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 28, 2025, Enzo Biochem, Inc. (the “Company”) announced its intention to voluntarily delist its common stock from The New York Stock Exchange (“NYSE”) and to have its common stock quoted on the OTCQX Best Market (“OTCQX”).

The Company provided notice of the voluntary delisting to the NYSE on March 28, 2025, which had been approved by the Board of Directors of the Company. The Company intends to file a notification of removal from listing on Form 25 with the Securities and Exchange Commission (the “SEC”) on or about April 7, 2025 to effect the delisting of its common stock from the NYSE. It is anticipated that the delisting will become effective on or about April 17, 2025, when the Form 25 takes effect. The Company expects the last day of trading of its common stock on the NYSE will be on or about April 17, 2025. The Company has made an application to have its common stock quoted on OTCQX and expects that the common stock will begin trading on the OTCQX on or about April 18, 2025, subject to the approval of the OTCQX.

The Company will remain subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), following the delisting of its common stock from the NYSE. Shareholders will not be required to exchange any shares, and the Company expects electronic trading to be available without any material disruption.

Item 7.01 Regulation FD Disclosure.

Concurrently with the delivery of the notice to the NYSE on March 28, 2025, the Company issued a press release to announce its intention to voluntarily delist the common stock from the NYSE. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01, including the information contained in Exhibit 99.1 of this Current Report on Form 8-K, is being furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this report are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expect,” “will,” “plan,” “anticipate,” “could,” “intend,” “believe,” “estimate,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words, and the use of future dates. Forward-looking statements in this report include, but are not limited to, statements regarding the timing and effect of the Company’s delisting from NYSE and transfer to OTCQX. The forward-looking statements in this report are only predictions and are based largely on the Company’s current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this report and are subject to a number of known and unknown risks, uncertainties and assumptions, including without limitation, risks associated with the delisting of the Company’s common stock from NYSE, the Company’s ability to successfully transfer to OTCQX, the possibility that the Company’s common stock may be involuntarily delisted from the NYSE prior to the effectiveness of the voluntary delisting, market conditions and the impact of these changes on the trading and price of the Company’s common stock and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended July 31, 2024 and in its other subsequent filings with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company’s control, investors should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Enzo Biochem, Inc. dated March 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

	By:	/s/ Patricia Eckert
	Name:	Patricia Eckert
	Title:	Chief Financial Officer
Date: March 31, 2025

2